Exhibit 25.1
_____________________________________________________________________________

securities and exchange commission
Washington, D.C. 20549
__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)
_______________________________________________________

U.S. BANK  NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

David Massa
U.S. Bank National Association
100 Wall Street
New York, NY  10005
(212) 361-4386
(Name, address and telephone number of agent for service)

BERRY PLASTICS CORPORATION
(Exact name of obligor as specified in its charter)

SEE TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Delaware                                                                            35-1814673
(State or other jurisdiction of                                                                  (I. R. S. Employer
                                    incorporation or organization)                                                                Identification No.)

                                                                                                                                                                    101 Oakley Street
                          Evansville, Indiana                                                                47710
(Address of principal executive offices)                                 (Zip Code)

187414.1

Table of Additional Registrant Guarantors

Exact Name	Jurisdiction of Organization	I.R.S. Employer Identification No.	Name, Address and Telephone Number of Principal Executive Offices
Aerocon, LLC	Delaware	1948748	101 Oakley Street, Evansville, Indiana 47710
Berry Iowa, LLC	Delaware	1382173	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Design, LLC	Delaware	1689708	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Technical Services, Inc.	Delaware	1029638	101 Oakley Street, Evansville, Indiana 47710
Berry Sterling Corporation	Delaware	1749681	101 Oakley Street, Evansville, Indiana 47710
CPI Holding Corporation	Delaware	1820303	101 Oakley Street, Evansville, Indiana 47710
Knight Plastics, Inc.	Delaware	2056610	101 Oakley Street, Evansville, Indiana 47710
Packerware Corporation	Delaware	0759852	101 Oakley Street, Evansville, Indiana 47710
Pescor, Inc.	Delaware	3002028	101 Oakley Street, Evansville, Indiana 47710
Poly-Seal, LLC	Delaware	0892112	101 Oakley Street, Evansville, Indiana 47710
Venture Packaging, Inc.	Delaware	0368479	101 Oakley Street, Evansville, Indiana 47710
Venture Packaging Midwest, Inc.	Delaware	1809003	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation III	Delaware	1445502	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Opco, Inc.	Delaware	0120989	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation V	Delaware	4509933	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation VIII	Delaware	0036809	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation IX	Delaware	2184302	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation X	Delaware	2184301	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation XI	Delaware	2184300	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation XII	Delaware	2184299	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation XIII	Delaware	2184298	101 Oakley Street, Evansville, Indiana 47710
Berry Plastics Acquisition Corporation XV, LLC	Delaware	2184293	101 Oakley Street, Evansville, Indiana 47710
Kerr Group, LLC	Delaware	0898810	101 Oakley Street, Evansville, Indiana 47710
Saffron Acquisition, LLC	Delaware	3293114	101 Oakley Street, Evansville, Indiana 47710
Setco, LLC	Delaware	2374074	101 Oakley Street, Evansville, Indiana 47710
Sun Coast Industries, LLC	Delaware	1952968	101 Oakley Street, Evansville, Indiana 47710
Cardinal Packaging, Inc.	Ohio	1396561	101 Oakley Street, Evansville, Indiana 47710
Covalence Specialty Adhesives LLC	Delaware	4104683	101 Oakley Street, Evansville, Indiana 47710
Covalence Specialty Coatings LLC	Delaware	4104683	101 Oakley Street, Evansville, Indiana 47710
Caplas LLC	Delaware	3888603	101 Oakley Street, Evansville, Indiana 47710
Caplas Neptune, LLC	Delaware	5557864	101 Oakley Street, Evansville, Indiana 47710
Captive Holdings, Inc.	Delaware	1290475	101 Oakley Street, Evansville, Indiana 47710
Captive Plastics, Inc.	New Jersey	1890735	101 Oakley Street, Evansville, Indiana 47710
Grafco Industries Limited Partnership	Maryland	1729327	101 Oakley Street, Evansville, Indiana 47710
Rollpak Acquisition Corporation	Indiana	0512845	101 Oakley Street, Evansville, Indiana 47710
Rollpak Corporation	Indiana	1582626	101 Oakley Street, Evansville, Indiana 47710
Pliant Corporation	Delaware	2107725	101 Oakley Street, Evansville, Indiana 47710
Pliant Corporation International	Utah	0473075	101 Oakley Street, Evansville, Indiana 47710
Pliant Film Products of Mexico, Inc.	Utah	0500805	101 Oakley Street, Evansville, Indiana 47710
Pliant Packaging of Canada, LLC	Utah	0580929	101 Oakley Street, Evansville, Indiana 47710
Uniplast Holdings Inc.	Delaware	3999589	101 Oakley Street, Evansville, Indiana 47710
Uniplast U.S., Inc.	Delaware	3199066	101 Oakley Street, Evansville, Indiana 47710
Superfos Packaging Inc.	Virginia	1444795	101 Oakley Street, Evansville, Indiana 47710

Debt Securities

_____________________________________

FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1. A copy of the Articles of Association of the Trustee.*

2. A copy of the certificate of authority of the Trustee to commence business.*

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

4.	A copy of the existing bylaws of the Trustee.*

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.*

7.	Report of Condition of the Trustee as of September 30, 2009, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 19th of January, 2010.

                                                                                                                                    U.S. BANK NATIONAL ASSOCIATION

                                                                                                                                    By:           /s/ Thomas E. Tabor
                                                                                                                                                                                                                     Thomas E. Tabor
                                                                                                                                     Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
Exhibit 7
As of 9/30/2009

($000’s)

9/30/2009
Assets
Cash and Balances Due From                                                                        $5,280,939
           Depository Institutions
Securities                                                                                                          40,563,378
Federal Funds                                                                                                    3,740,525
Loans & Lease Financing Receivables                                                     179,125,128
Fixed Assets                                                                                                      4,619,442
Intangible Assets                                                                                           12,762,329
Other Assets                                                                                                   13,851,241
      Total Assets                                                                                               $259,942,982

Liabilities
Deposits                                                                                                        $180,624,239
Fed Funds                                                                                                         10,951,345
Treasury Demand Notes                                                                                                0
Trading Liabilities                                                                                                 469,006
Other Borrowed Money                                                                                  28,305,774
Acceptances                                                                                                                     0
Subordinated Notes and Debentures                                                              7,779,967
Other Liabilities                                                                                                   6,311,437
      Total Liabilities                                                                                           $234,441,768

Equity
Minority Interest in Subsidiaries                                                                    $1,640,987
       Common and Preferred Stock                                                                            18,200
Surplus                                                                                                               12,642,020
Undivided Profits                                                                                              11,200,007
           Total Equity Capital                                                                                  $25,501,214

Total Liabilities and Equity Capital                                                                $259,942,982

To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:      /s/ Michelle Mena
            Vice President

Date:  December 29, 2009